Stein Roe Mutual Funds


ANNUAL REPORT
JUNE 30, 1997

Stein Roe Fixed Income Funds

TAXABLE BOND FUNDS
GOVERNMENT INCOME FUND

LOGO:
STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS (SM)

Photo of: various bonds

Contents

From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3

   How Stein Roe Government Income Fund has done over time

Q&A
Government Income Fund............................................   6

   Interview with the portfolio manager and a summary of investment activity

Investments.......................................................   9

   A complete list of investments with market values

Financial Statements..............................................   11

   Balance sheet, statements of operations
   and changes in net assets

Notes to Financial Statements.....................................   14

Financial Highlights..............................................   18

   Selected per-share data

Report of Independent Auditors ...................................   20

General Information...............................................   21

   A guide to products and services


                Must be preceded or accompanied by a prospectus.

From the President

Photographic image of Tim Armour.

To Our Shareholders
We're pleased to present this annual report for the Stein Roe Government Income Fund. In the following pages, we will provide you with an overview of the economic events that occurred over the past year and explain how we positioned Government Income Fund to respond to these events.

Will the Real Economic Numbers Please Stand Up?

The past 12 months were an eventful period for the U.S. bond market as investors reacted nervously to the release of each economic report, particularly the monthly employment report, which investors tend to use as a gauge of U.S. economic strength.
   Despite some lingering concerns, however, it finally seemed as if things were starting to look up for the bond market by October of 1996. After robust second-quarter GDP growth, the economy suddenly looked weaker; foreigners -- particularly the Japanese --were starting to buy Treasuries and there was even renewed talk of a possible budget deal, which held out promise for lower long-term interest rates.
   In early December, however, the good news dried up. First, comments voiced by ranking Federal Reserve officials left many bond traders once again fearing a possible rate hike. Next, foreign buyers started to cut back on their purchases of U.S. government securities, crimping liquidity and depriving the market of a key source of demand. Finally, year-end trading sent the bond markets reeling, as investors pushed a glut of fixed income issues onto the market, while potential buyers -- figuring they had little to gain and a lot to lose by venturing into a shaky market -- stood on the sidelines.
   In the end, however, economic reports showed no discernible increase in inflation and only a modest uptick in job growth, suggesting there was little, if any, need for a rate hike. Federal Reserve Chairman Alan Greenspan echoed this belief when he told the Senate Budget Committee that he saw few signs of the "inflationary tensions" that had hampered past economic expansions. It appeared that Greenspan's comments were enough to calm bond investors' fears. In fact, many started to believe that economic growth would slow in 1997, helping to resolve many of the conflicts that had plagued them throughout much of 1996.
   Yet as the new year unfolded, that notion was quickly dispelled as a wide range of indicators suggested the economy was actually gaining momentum. Among the economic data that supported the new outlook were reports of stronger-than-anticipated growth in durable goods orders and personal income, a surprisingly resilient housing market and a 10-year high in consumer confidence levels. Despite this strong economic growth, inflation remained relatively tame as lower health care and benefits costs helped keep overall labor costs in check and a stronger dollar helped make imported goods less expensive for U.S. consumers. Nonetheless, many believed that the overwhelming evidence of more robust economic growth would force the Federal Reserve to raise interest rates in an effort to preempt higher inflation going forward. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate -- the rate large commercial banks charge one another for overnight loans -- from 5.25 percent to 5.50 percent.

    Although most reports now suggest that inflation is under control, we think there may be some continued pressure on interest rates going forward. We do not, however, expect rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. As a result, while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will slow enough in the coming months to quell any remaining inflationary pressures.
   Consequently, we believe a strong case can be made for bonds. First, we expect continued low inflation, accompanied by a potentially significant decline in long-term interest rates. In addition, declining budget deficits, both here and abroad, also could help create an extremely bullish backdrop for bonds. And finally, as long as the Federal Reserve remains vigilant against the ghost of inflation past, we think this backdrop will become even more powerful.

The Basics
Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Timothy K. Armour
   President
   July 30, 1997

Fund Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).

                          Average Annual Total Returns
                           Periods ended June 30, 1997

                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
------------------------------------------------------------------------------
Government Income Fund                   7.15%     7.54%      5.91%     7.65%
Lehman Government
  Bond Index                             7.40      7.95       6.98      8.47
------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Government Bond Index is an unmanaged group of fixed income securities that differs from the composition of Stein Roe Government Income Fund; it is not available for direct investment.

Investment Comparison

Comparison of change in value of a $10,000 investment.

Government Income Fund

LINE CHART:
YEAR ENDED      GOVERNMENT       LEHMAN GOVERNMENT
JUNE 30,        INCOME FUND      BOND INDEX
1987            10000            10000
1988            10635            10719
1989            11763            12014
1990            12577            12846
1991            13786            14148
1992            15682            16093
1993            17187            18093
1994            16799            17926
1995            18637            20088
1996            19500            20995
1997            20894            22548

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. This graph compares the performance of Stein Roe Government Income Fund to the Lehman Government Bond Index, an unmanaged group of fixed income securities that differs from the composition of the Fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED
                         Making the Most of Performance

     The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

     That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Owning bond funds helps to provide diversification and, as a result, can help to reduce a portfolio's risks. And because bond funds have an income component, their returns tend to be less volatile than stock funds' returns. Nonetheless, bond funds' share prices will fluctuate as interest rates change. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. If you can ride out the market's ups and downs, however, your fund might achieve a gain.

     No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A

An Interview with Mike Kennedy, Portfolio Manager of
Government Income Fund and Intermediate Bond Fund

Fund Data

   Investment Objective:
   The Fund seeks high current income by investing primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $38.4 million
   photo of : Mike Kennedy

Photographic image of Mike Kennedy.

Q: How did the Fund perform?

A: For the year ended June 30, 1997, Government Income Fund's return of 7.15 percent outpaced the 7.11 percent median return of its Lipper U.S. government fund peer group, but trailed the 7.40 percent return of the Lehman Government Bond Index. As of June 30, 1997, the Fund's 30-day standardized yield was 6.05 percent.

Q: You've reduced the Fund's holdings of mortgage-backed securities. Why?

A: Starting roughly in September 1996, interest rates have held in a fairly tight range. That affects the way homeowners view their mortgages. They'll consider refinancing, and if it makes sense they'll do it to take advantage of lower mortgage rates. While refinancing is good news for the homeowner, it increases prepayment risk -- that's bad news for the investor in mortgage-backed securities.
   We gradually have reduced the Fund's mortgage-backed holdings throughout the fiscal year as these securities have become less attractive. We are now near the lower end of our historical allocation range for mortgages. That's because we believe mortgages are generally overvalued, due to both strong investor demand for these securities and low volatility in the bond market. We sold current coupon and premium coupon mortgages because we think these are the most likely to underperform if interest rates decline and prepayment risk increases. We've held onto those lower- and higher- coupon mortgages that we believe to be the most attractive in the current environment.

Q: This is a government securities fund. Why are you investing in corporate bonds?

A: The Fund's investment objective is high current income. Under normal market conditions we invest primarily in U.S. government securities, but our investment policies provide the latitude to invest up to 20 percent of the Fund's assets in other types of debt securities.

   Over the course of the fiscal year, it became clear to us that other securities were going to outperform Treasuries. As a result, we added several investment-grade corporate bonds to our holdings in November 1996. The corporate bonds we hold are all investment-grade issues rated BBB or higher. We believe they offer income and total return potential comparable to or better than mortgage-backed securities, but without the refinancing risk. We made no additional purchases of corporate bonds in the last quarter of the fiscal year, but our holdings benefited from strong investor demand and favorable economic conditions.

Q: What is your outlook for the Fund and the different investment options within the investment-grade bond market?

A: We believe Treasury securities may outperform mortgages over the next three to six months. Currently, mortgages do not offer enough yield to compensate for the prepayment risk inherent in these securities. Within the mortgage market, we think discount coupons are attractive relative to current and premium coupons. Given our favorable outlook for the economy, we believe corporate bonds may outperform both Treasuries and mortgages.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to termination upon 30 days notice to the Fund. Absent past limits, the Fund's 30-day standardized yield at June 30, 1997, would have been 5.90 percent and total return would have been less. The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund invests primarily in U.S. government securities, it may invest up to 20 percent of its assets in other types of debt securities. The Lehman Government Bond Index represents an unmanaged group of government securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's U.S. government fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 7.11 percent,
5.94 percent and 7.52 percent, respectively.

Fund Highlights

Government Income Fund
                            Securities Type Breakdown

                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1996        JUNE 30, 1997
------------------------------------------------------------------------------
Federal Agency Mortgage-
  Backed Securities                              46.2%                35.6%
U.S. Treasury Securities                         34.7                 34.0
Corporate Bonds                                  --                   12.4
AAA Mortgage-Backed Securities                    4.8                  2.1
Federal Agency Securities                         2.6                  2.7
Asset-Backed Securities                          --                    5.0
Cash and Equivalents                             11.7                  8.2
------------------------------------------------------------------------------
Total                                           100.0%               100.0%
------------------------------------------------------------------------------

PIE CHARTS:
Maturity
                          As of June 30, 1996     As of June 30, 1997
Greater than 25 Years     20.3%                   17.8%
20-25 Years               28.6%                   21.1%
10-20 Years               24.1%                   26.5%
5-10 Years                16.5%                   21.1%
Less than 5 Years         10.5%                   13.5%

PIE CHARTS:
Portfolio Quality
As of June 30, 1996       As of June 30, 1997
AAA/Agency (60.7%)        AAA/Agency (44.8%)
Treasury (39.3%)          Treasury (37.0%)
                          BBB (5.9%)
                          A (8.5%)
                          AA (3.8%)

Government Income Fund

Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
LONG-TERM OBLIGATIONS  (90.6%)                              Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (36.2%)
Federal National Mortgage Association
   8.000% 4/13/05....................................      $ 1,000      $ 1,012
U.S. Treasury Bonds
   12.750% 11/15/10..................................          600          832
   7.500% 11/15/16...................................        1,350        1,443
   8.875% 8/15/17....................................        4,200        5,115
U.S. Treasury Notes
   8.250% 7/15/98....................................        1,000        1,024
   6.250% 2/15/03....................................        2,000        1,984
   6.500% 8/15/05....................................          450          449
   7.000% 7/15/06....................................        1,700        1,749
   6.500% 10/15/06...................................          300          299
                                                                       --------
                                                                         13,907
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (35.1%)
Federal Home Loan Mortgage Corporation
   12.000% 7/01/13...................................          205          233
Federal Home Loan Mortgage Corporation Gold
   7.500% 3/01/08....................................        1,446        1,476
   12.000% 7/01/20...................................          720          821
   7.500% 11/01/23...................................        1,122        1,133
Federal Home Loan Mortgage Corporation Remic Trust
   9.500% 4/15/19 Series 11-C........................           96           99
Federal National Mortgage Association
   8.000% 6/01/02....................................          449          460
   6.000% 4/01/09....................................          701          676
   7.000% 7/01/11....................................        1,654        1,654
   6.000% 2/01/24....................................          787          738
   8.500% 7/01/24....................................          954          992
   8.500% 1/01/25....................................          587          611
Federal National Mortgage Association Remic Trusts
   9.250% 3/25/18 Series 1988-4-Z....................        1,070        1,108
   14.400% (Effective Yield) 7/25/98 Series 1991-91-SA           8           30
Government National Mortgage Association
   8.000% 6/15/06....................................          108          112
   8.000% 3/15/08....................................          763          790
   8.000% 5/15/08....................................           67           69
   8.000% 6/15/08....................................          333          345
   8.000% 7/15/08....................................        1,015        1,050
   9.000% 6/15/16....................................          331          356
   9.000% 8/15/16....................................           57           61
   9.000% 11/15/16...................................          193          207
   9.000% 2/15/17....................................           81           86
   9.000% 3/15/21....................................          137          147
   9.000% 8/15/21....................................          226          241
                                                                       --------
                                                                         13,495
Government Income Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS (5.0%)
ContiMortgage Home Equity Loan Trust Series 1997-1 Class M1
   7.420% 3/15/28....................................       $  750       $  755
Greentree Finance Manufactured Housing Series 1996-9-
   Class B1 7.650% 1/15/28...........................          650          661
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28....................................          500          500
                                                                       --------
                                                                          1,916
COMMERCIAL BANKS (3.5%)
First Chicago NBD 6.125% 2/15/06.....................          800          747
First Federal of Michigan Zero Coupon (Effective Yield
   6.583%) 2/26/05...................................        1,000          594
                                                                       --------
                                                                          1,341
INSURANCE COMPANIES (3.5%)
*Prudential Insurance Surplus Note 7.650% 7/01/07....          750          761
*Zurich Capital Trust I 8.376% 6/01/37...............          550          568
                                                                       --------
                                                                          1,329
MORTGAGE-BACKED SECURITIES (2.0%)
Merrill Lynch Trust Series 20-D 8.000% 12/20/18......          480          484
Structured Asset Security Corp. Series 1996-CFL Class X-1
   (Effective Yield 12.960%) 2/25/28.................        5,820          301
                                                                       --------
                                                                            785
REAL ESTATE INVESTMENT TRUSTS (1.9%)
Federal Realty Investment Trusts
   6.625% 12/01/05...................................          250          240
   7.480% 8/15/26....................................          500          505
                                                                       --------
                                                                            745
RETAIL (2.1%)
Price/Costco 7.125% 9/15/05..........................          350          347
Rite Aid Corp. 7.125% 1/15/07........................          450          450
                                                                       --------
                                                                            797
UTILITIES (1.3%)
National Power Co. 7.125% 7/11/01....................          500          503
                                                                       --------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $33,815)..............................................       34,818
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (8.1%)
REPURCHASE AGREEMENT
CIBC Wood Gundy Securities 6.000%; 6/30/97 agreement
   collateralized by Federal National Mortgage Association
   discount note due 10/13/00
   (Amortized cost $3,110)...........................        3,110        3,110
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
(Cost basis $36,925)..............................................       37,928
OTHER ASSETS, LESS LIABILITIES (1.3%).............................          519
                                                                       --------
TOTAL NET ASSETS (100%)...........................................      $38,447
                                                                       ========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $1,329 (aggregate cost of $1,320) which represented 3.5 percent of net assets.

See accompanying notes to financial statements.

Balance Sheet
-------------------------------------------------------------------------------
June 30, 1997
(All Amounts in Thousands, Except Per-Share Amount)
ASSETS
Investments, at market value......................................      $37,928
Accrued interest receivable.......................................          577
Cash and other assets.............................................           89
                                                                        -------
   Total Assets...................................................      $38,594
                                                                        =======
LIABILITIES
Dividends payable.................................................      $    67
Payable to investment adviser and transfer agent..................           39
Accrued Expenses..................................................           39
Other liabilities.................................................            2
                                                                        -------
   Total Liabilities..............................................          147
                                                                        -------
CAPITAL
Paid-in capital...................................................       39,580
Net unrealized appreciation of investments........................        1,003
Accumulated net realized losses on investments....................       (2,136)
                                                                        -------
   Total Capital (Net Assets).....................................       38,447
                                                                        -------
   Total Liabilities and Capital..................................      $38,594
                                                                        =======
Shares Outstanding (Unlimited Number Authorized)..................        3,944
                                                                        =======
Net Asset Value (Capital) Per Share...............................      $  9.75
                                                                        =======

See accompanying notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
For the Year Ended
June 30, 1997
(All Amounts in Thousands)
INVESTMENT INCOME
Interest income..................................................        $2,789
                                                                         ------
EXPENSES
Management fees..................................................           171
Administrative fees..............................................            57
Transfer agent fees..............................................            53
Printing and postage.............................................            37
Accounting fees..................................................            25
Legal and audit fees.............................................            22
SEC and state registration fees..................................            18
Trustees' fees...................................................            13
Custodian fees...................................................             9
Miscellaneous....................................................            25
                                                                         ------
                                                                            430
Reimbursement of expenses by investment adviser..................           (51)
                                                                         ------
   Total Expenses................................................           379
                                                                         ------
   Net Investment Income.........................................         2,410
                                                                         ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments...............................           (62)
Net change in unrealized appreciation or depreciation of investments        266
                                                                         ------
   Net Gains on Investments......................................           204
                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $2,614
                                                                         ======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
For the Years Ended June 30, 1996 and 1997
(All Amounts in Thousands)
                                                                  1996            1997
OPERATIONS
Net investment income......................................   $  2,245        $  2,410
Net realized gains (losses) on investments.................        186             (62)
Net change in unrealized appreciation or depreciation of
   investments                                                    (656)            266
                                                             ---------       ---------
   Net Increase in Net Assets Resulting from Operations....      1,775           2,614
                                                             ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.......................     (2,231)         (2,424)
                                                             ---------       ---------
   Total Distributions to Shareholders.....................     (2,231)         (2,424)
                                                             ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares...............................     11,176          13,044
Investment income dividends reinvested.....................      1,663           1,234
Redemptions of fund shares.................................    (12,453)        (13,231)
                                                             ---------       ---------
   Net Increase from Share Transactions....................        386           1,047
                                                             ---------       ---------
   Net Increase (Decrease) in Net Assets...................        (70)          1,237
TOTAL NET ASSETS
Beginning of Year..........................................     37,280          37,210
                                                             ---------       ---------
End of Year................................................     37,210          38,447
                                                             =========       =========
Accumulated Undistributed Net Investment Income
   at End of Year..........................................  $      14       $      --
                                                             =========       =========
ANALYSES OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares...............................      1,138           1,340
Investment income dividends reinvested.....................        168             127
                                                             ---------       ---------
                                                                 1,306           1,467
Redemptions of fund shares.................................     (1,256)         (1,359)
                                                             ---------       ---------

Net increase in fund shares................................         50             108
Shares outstanding at beginning of year....................      3,786           3,836
                                                             ---------       ---------

Shares outstanding at end of year..........................      3,836           3,944
                                                             =========       =========


See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Significant Accounting Policies

The following are the significant accounting policies of the Stein Roe Government Income Fund (the "Fund"), a series of the Stein Roe Income Trust (a Massachusetts business trust) (the "Trust "). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of June 30, 1997. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets and securities of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts

The Fund may enter into U.S. Treasury Bond futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The Fund did not enter into futures contracts during the year ended June 30, 1997.

Federal Income Taxes

No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes such distribu tions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law. The Fund intends to utilize provisions of the federal income tax law, which allow it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1997, the Fund had capital loss carry forwards of $1,948, expiring in 2003 and 2005.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistri butions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassi -fied to paid-in capital. The Fund did not have distributions in excess of net investment income or net realized gains for the year ended June 30, 1997.

Other Information

Realized gains or losses from sales of securities are determined on the specific identified cost basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. There were no when-issued and delayed delivery purchase commitments of the Fund at June 30, 1997. All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition

The Fund invests primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies and instrumentalities. See the Fund's schedule of investments for information on individual securities as well as industry diversification, and see Fund Highlights for the Fund's portfolio quality.

Note 3. Trustees' Fees and Transactions with Affiliates

The Fund pays monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned sub sidiary of Liberty Mutual Insurance Company, for its services as invest ment adviser and manager. The management fee for the Fund is computed at an annual rate of .450 of 1 percent of the first $100 million of average net assets and .425 of 1 percent thereafter. The adminis trative fee is .150 of 1 percent of the first $100 million of average daily net assets, and .125 of 1 percent thereafter.
   The administrative agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.
   In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1 percent of average net assets. This expense limitation for the Fund expires October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.
   The transfer agent fees of the Fund are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.
   The Adviser also provides the Fund with fund accounting services.
   Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which it can borrow against portfolio securities. The Fund had no borrowings during the year ended June 30, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year June 30, 1997, were $30,009 and $26,678 respectively.

At June 30, 1997, unrealized appreciation and depreciation on a tax basis were $1,142 and $185, respectively. Cost of investments for federal income tax purposes and for financial reporting purposes were $36,971 and $36,925, respectively.

Financial Highlights

Selected per-share data (for a share outstanding throughout each year), ratios and supplemental data.
                                                                                              Years Ended June 30,
                                                                                1988           1989           1990           1991
                                                                          ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year .....................................  $     9.79     $     9.59     $     9.77     $     9.66
                                                                          ----------     ----------     ----------     ----------
Income From Investment Operations
         Net investment income .........................................         .74            .78            .76            .75
         Net realized and unrealized gains (losses) on investments .....        (.15)           .18           (.11)           .15
                                                                          ----------     ----------     ----------     ----------
                  Total from investment operations .....................         .59            .96            .65            .90
                                                                          ----------     ----------     ----------     ----------
Distributions
         Net investment income .........................................        (.74)          (.78)          (.76)          (.75)
         Net realized capital gains ....................................        (.05)            --             --             --
         In excess of realized gains ...................................          --             --             --             --
                                                                          ----------     ----------     ----------     ----------
                  Total distributions ..................................        (.79)          (.78)          (.76)          (.75)
                                                                          ----------     ----------     ----------     ----------
Net Asset Value, End of Year ...........................................  $     9.59     $     9.77     $     9.66     $     9.81
                                                                          ==========     ==========     ==========     ==========
Ratio of net expenses to average net assets (a) ........................       1.00%          1.00%          1.00%          1.00%
Ratio of net investment income to average net assets (b) ...............       7.68%          8.19%          7.90%          7.65%
Portfolio turnover rate ................................................        237%           239%           181%           136%
Total return (b) .......................................................       6.35%         10.61%          6.92%          9.61%
Net assets, end of year (000s) .........................................  $   26,859     $   32,011     $   46,853     $   49,952

                                                                                    Years Ended June 30,
                                                                                1992           1993           1994
                                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Year .....................................  $     9.81     $    10.40     $    10.46
                                                                          ----------     ----------     ----------
Income From Investment Operations
         Net investment income .........................................         .72            .64            .56
         Net realized and unrealized gains (losses) on investments .....         .59            .31           (.77)
                                                                          ----------     ----------     ----------
                  Total from investment operations .....................        1.31            .95           (.21)
                                                                          ----------     ----------     ----------
Distributions
         Net investment income .........................................        (.72)          (.64)          (.56)
         Net realized capital gains ....................................          --           (.25)          (.01)
         In excess of realized gains ...................................          --             --           (.20)
                                                                          ----------     ----------     ----------
                  Total distributions ..................................        (.72)          (.89)          (.77)
                                                                          ----------     ----------     ----------
Net Asset Value, End of Year ...........................................  $    10.40     $    10.46     $     9.48
                                                                          ==========     ==========     ==========
Ratio of net expenses to average net assets (a) ........................       0.99%          0.95%          0.98%
Ratio of net investment income to average net assets (b) ...............       7.05%          6.25%          5.49%
Portfolio turnover rate ................................................        139%           170%           167%
Total return (b) .......................................................      13.75%          9.60%         (2.26%)
Net assets, end of year (000s) .........................................  $   58,978     $   61,591     $   45,836

                                                                                      Years Ended June 30,
                                                                                1995           1996           1997
                                                                          ----------     ----------     ----------
Net Asset Value, Beginning of Year .....................................  $     9.48     $     9.85     $     9.70
                                                                          ----------     ----------     ----------
Income From Investment Operations
         Net investment income .........................................         .62            .61            .62
         Net realized and unrealized gains (losses) on investments .....         .37           (.15)           .05
                                                                          ----------     ----------     ----------
                  Total from investment operations .....................         .99            .46            .67
                                                                          ----------     ----------     ----------
Distributions
         Net investment income .........................................        (.62)          (.61)          (.62)
         Net realized capital gains ....................................          --             --             --
         In excess of realized gains ...................................          --             --             --
                                                                          ----------     ----------     ----------
                  Total distributions ..................................        (.62)          (.61)          (.62)
                                                                          ----------     ----------     ----------
Net Asset Value, End of Year ...........................................  $     9.85     $     9.70     $     9.75
                                                                          ==========     ==========     ==========
Ratio of net expenses to average net assets (a) ........................       1.00%          1.00%          1.00%
Ratio of net investment income to average net assets (b) ...............       6.56%          6.13%          6.35%
Portfolio turnover rate ................................................        225%            73%            76%
Total return (b) .......................................................      10.94%          4.63%          7.15%
Net assets, end of year (000s) .........................................  $   37,280     $   37,210     $   38,447

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.37, 1.21, and 1.07 percent for the years ended June 30, 1988 through June 30, 1990, respectively, and 1.09, 1.17 and 1.14 percent for the years ended June 30, 1995 through June 30, 1997, respectively.

(b) Computed giving effect to investment adviser's expense limitation undertaking.

Report of Independent Auditors

To the Shareholders and Board of Trustees of Stein Roe Income Trust

Stein Roe Government Income Fund

We have audited the accompanying balance sheet, including the schedule of investments, of Stein Roe Government Income Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our respon sibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Government Income Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.

   Ernst & Young LLP


Chicago, Illinois
August 6, 1997

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.


Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*


Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.


Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.


  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund -- Invests primarily in marketable debt securities with an average life of three to 10 years.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.


Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

  o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

  o Capital Opportunities Fund -- Takes a long-term approach to aggressive growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital opportunities through emerging market investment opportunities.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number day or night for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you infor-mation about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Stein Roe Income Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and
  Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
  and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC


                                   GI11A 8/97